Exhibit 99.1

CHIPPAC, INC. OFFICER’S CERTIFICATE

I, Dennis P. McKenna, in my capacity as Chief Executive Officer of ChipPAC, Inc., a Delaware corporation (“ChipPAC”), and in connection with the Quarterly Report on Form 10-Q filed by ChipPAC with the Securities and Exchange Commission on August 14, 2002 (the “Report”), hereby certify that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ChipPAC.

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IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate as of the 14th day of August 2002.

/s/ DENNIS MCKENNA Name: Dennis P. McKenna Title: Chief Executive Officer

CHIPPAC, INC. OFFICER’S CERTIFICATE

I, Robert Krakauer, in my capacity as Chief Financial Officer of ChipPAC, Inc., a Delaware corporation (“ChipPAC”), and in connection with the Quarterly Report on Form 10-Q filed by ChipPAC with the Securities and Exchange Commission on August 14, 2002 (the “Report”), hereby certify that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ChipPAC.

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IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate as of the 14th day of August 2002.

/s/ ROBERT KRAKAUER Name: Robert Krakauer Title: Chief Financial Officer